UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 8, 2005

O’HARA RESOURCES. LTD

(Exact name of registrant as specified in its charter)

Nevada	0-16602	88-0485907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3950 Sunset Road #123, Las Vegas, NV 89102

(Address of principal executive offices)

(702) 898-1611

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;

Appointments of Principal Officers

On February 8, 2005, a meeting of the Board of Directors of O’Hara Resources, LTD was held at which Robert Vrooman, O. Robert Meredith and Gerry Weiner tendered their resignations, effective immediately, from the Board of Directors with Mr. Vrooman resigning as President and Secretary.

The Board of Directors nominated and confirmed Peter Jonker and Charles Daugherty to fill vacancies created by the resignation pf certain members of the Board of Directors.

The Board elected Russell L. Smith as Chairman, CEO, and President, Norman J. Birmingham as Treasurer, Fred Schiemann, Vice President and Matt Wyrick as Secretary.

Signatures

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O’HARA RESOURCES, LTD.

Dated: February 15, 2005

By:	/s/ RUSSELL L. SMITH
Russell L. Smith, President

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